UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission FileNumber	(I.R.S. Employer Identification number)

8480 E. Orchard Road, Ste. 4900, Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 24, 2021, Global Healthcare REIT, Inc. a Utah corporation (the “Company”) convened its Annual Meeting of Stockholders. As of the record date of the meeting, April 8, 2021, there were 26,866,379 shares of common stock issued and outstanding and eligible to vote at the meeting. At the meeting, an aggregate of 15,314,805 shares were present, either in person or by proxy, which constituted a quorum for the meeting.

Following are the results of the matters voted on by Stockholders at the Annual Meeting as certified by the Final Report of the Inspector of Election.

GLOBAL HEALTHCARE REIT, INC.

2021 Annual Meeting of Stockholders

May 24, 2021

Final Report of the Inspector of Election

I, the undersigned, the duly appointed Inspector of Election at the Annual Meeting of Stockholders (the “Meeting”) of Global Healthcare REIT, Inc. (the “Company”), held on May 24, 2021 hereby certify that:

1)	Before entering upon the discharge of my duties as Inspector of Election at the Meeting, I took and signed an Oath of Inspector of Election.

2)	The Meeting was held online at www.virtualshareholdermeeting.com/GBCS2021, pursuant to notice duly given.

3)	At the close of business on April 8, 2021, the record date for the determination of shareholders entitled to vote at the Meeting, there were 26,866,379 outstanding shares of the Company’s Common Stock, each share being entitled to one vote, constituting all of the outstanding voting securities of the Company.

4)	At the Meeting, the holders of 15,314,805 shares of the Company’s Common Stock were represented in person or by proxy constituting a quorum.

5)	The undersigned canvassed the votes of the stockholders cast by ballot, proxy and on-line on the matters presented at the Meeting.

6)	At the Meeting, the vote on the proposal to elect 4 directors named in the Proxy, was as follows:

		FOR	WITHHOLD	BROKER NON-VOTE
Clifford Neuman	Class I Director	11,117,569	2,480,624	1,716,612
Adam Desmond	Class II Director	13,113,599	484,594	1,716,612
Lance Baller	Class III Director	13,100,599	497,594	1,716,612
Christopher R. Barker	Class III Director	13,100,609	497,584	1,716,612

7)	At the Meeting, to ratify the appointment of Malone Bailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

15,303,491	786	10,528	0

8)	At the Meeting, the vote to approve the advisory vote of the Company’s Executive Compensation (Say-on-Pay), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

13,335,129	144,634	118,430	1,716,612

9)	At the Meeting, the vote to approve the advisory vote on the frequency of a shareholder vote on Executive Compensation (Say-on- Frequency), was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTE

1,615,072	8,471,613	3,443,608	67,900	1,716,612

10)	At the Meeting, the vote to approve our proposed Second Amended and Restated Articles of Incorporation, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

13,098,881	420,690	78,622	1,716,612

11)	At the Meeting, the vote to approve a reverse stock split of our Common Stock by a ratio of up to one-for-twelve, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

14,349,156	857,697	107,952	0

12)	At the Meeting, the vote to approve our 2021 Selectis Health Equity Incentive Plan, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

13,120,407	467,226	10,560	1,716,612

IN WITNESS WHEREOF, I have made this Final Report and have hereunto set my hand this 24TH day of May 2021.

/s/ Louis D. Larsen
Louis D. Larsen
Broadridge Representative

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: May 26, 2021	/s/ Lance Baller
Lance Baller, CEO